UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

H.B. Fuller Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Your Vote Counts! H.B. FULLER COMPANY 2022 Annual Meeting Vote by April 6, 2022 11:59 PM ET H.B. FULLER COMPANY P.O. BOX 64683 ST. PAUL, MN 55164-0683 You invested in H.B. FULLER COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 7, 2022. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* April 7, 2022 10:00 a.m. Central Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/FUL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 D66880-P64240 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form of Proxy online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 24, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy Vote Virtually at the Meeting* April 7, 2022 10:00 a.m. Central Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/FUL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This notice only provides an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to access these materials and to vote on important matters. Board Recommends Voting Items 1. The election of three directors named in the attached Proxy Statement. Three directors will serve for athree-year term until the 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified or upon their earlier resignation or removal. Nominees: For 01) Michael J. Happe (Class II) 02) James J. Owens (Class II) 03) Dante C. Parrini (Class II) 2. The ratification of the appointment of Ernst & Young LLP as H.B. Fuller’s independent registered public accounting firm for the fiscal year ending December 3, 2022. 3. A non-binding advisory vote to approve the compensation of our named executive officers as disclosed in theProxy Statement. For NOTE: If any other matters properly come before the meeting, the persons named in the proxy statement will vote intheir discretion. D66881-P64240 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.